UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2022

Presidio Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34049	33-0841255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 471-8536

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Series A Common Stock, $0.01 par value per share	SQFT	The Nasdaq Stock Market LLC

9.375% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	SQFTP	The Nasdaq Stock Market LLC

Series A Common Stock Purchase Warrants to Purchase Shares of Common Stock	SQFTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to Vote of Security Holders.

On May 26, 2022, Presidio Property Trust, Inc. (“Company”) held its Annual Meeting of Stockholders (“Annual Meeting”). Of the 12,364,289 shares of common stock issued and outstanding and eligible to vote as of the record date of April 1, 2022, 7,539,610 shares, or 60.98% of the eligible shares, were present in person or represented by proxy at the Annual Meeting, and therefore, a quorum was present.

The proposals voted on at the Annual Meeting are more fully described in the Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on April 15, 2022.

The final voting results on the proposals presented for stockholders approval at the Annual Meeting were as follows:

Proposal 1: Five (5) director nominees were elected to serve on the Company’s board of directors until the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified, as follows:

DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Jennifer A Barnes	3,465,348	617,100	3,457,162
David T. Bruen	3,907,423	175,025	3,457,162
James R. Durfey	3,882,382	200,066	3,457,162
Jack K. Heilbron	3,929,758	152,690	3,457,162
Sumner J. Rollings	3,764,772	317,676	3,457,162

Proposal 2: The appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,292,442	165,222	81,946	0

Proposal 3: An amendment to the Company’s charter to provide for the reclassification of any unissued shares of common stock from time to time into one or more classes or series of stock having such terms as determined by the Board of Directors was not approved, as follows:

FOR *	AGAINST	ABSTAIN	BROKER NON-VOTES
3,322,954	663,902	95,593	3,457,162

While 81% of the votes cast on this proposal were in favor, the proposal requires the affirmative vote of a majority of all the votes entitled to be cast on the matter in order to be approved.

Proposal 4: A non-binding, advisory proposal to approve the compensation of the Company’s named executive officers was approved, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,485,783	373,796	222,869	3,457,162

Proposal 5: An amendment to the Company’s 2017 Incentive Award Plan to increase the number of shares available for issuance thereunder to 2,500,000 from 1,100,000 shares of common stock was approved, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,239,976	705,348	137,125	3,457,162

Proposal 6: No other business properly came before the meeting, so no vote was needed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2022	PRESIDIO PROPERTY TRUST, INC.

	By:	/s/ Adam Sragovicz
Adam Sragovicz
Chief Financial Officer